                                                                     EXH. 6B-1


                                  FOREIGN FUND, INC.

                          - AUTHORIZED PARTICIPANT AGREEMENT


    This Authorized Participant Agreement (the "Agreement") is entered into by and between FUNDS DISTRIBUTOR, INC. (the "Distributor"), and Merrill, Lynch, Pierce, Fenner & Smith, Incorporated (the "Participant"). The Distributor and the Participant acknowledge and agree that Foreign Fund, Inc. (the "Fund"), BZW Barclays Global Fund Advisors as Adviser, Morgan Stanley Trust Company as Custodian and Lending Agent, PFPC Inc. as Administrator and Accounting Agent, and PNC Bank, N.A. as Transfer Agent shall be third party beneficiaries of this Agreement, and shall receive the benefits contemplated by this agreement, to the extent specified herein. The Distributor has been retained to provide services as principal underwriter of the Fund acting on an agency basis in connection with the sale and distribution of shares of common stock, par value $.001 per share (sometimes referred to as "World Equity Benchmark Shares-TM-" or "WEBS-TM-"), of the Index Series of the Fund (each, an "Index Series") named on Annex I hereto. As specified in the Fund's prospectus, including the statement of additional information incorporated therein (the "Prospectus") included as part of its registration statement, as amended, on Form N-1A (No. 33-97598), the WEBS of any Index Series offered thereby may be purchased or redeemed only in aggregations of a specified number of WEBS referred to therein and herein as a "Creation Unit". The number of WEBS presently constituting a Creation Unit of each Index Series is set forth in Annex I. Creation Units of WEBS may be purchased only by or through a Participant that has entered into an Authorized Participant Agreement with the Fund and the Distributor.

    The Prospectus provides that Creation Units generally will be sold in exchange for an in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") and an amount of cash computed as described in the Prospectus (the "Cash Component"), plus a purchase transaction fee as described in the Prospectus, delivered to the Fund by the Participant for its own account or acting on behalf of another party. Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit", which represents the minimum initial and subsequent investment amount for WEBS of any Index Series of the Fund. References to the Prospectus are to the then current Prospectus as it may be supplemented or amended from time to time. Capitalized terms not otherwise defined herein are used herein as defined in the Prospectus.

    This Agreement is intended to set forth certain premises and the procedures by which the Participant may purchase and/or redeem Creation Units of WEBS through the facilities of The Depository Trust Company ("DTC"). The procedures for processing an order to purchase WEBS (each a "Purchase Order") and an order to redeem WEBS (each a "Redemption Order") are described in the Fund's Prospectus and in Annex II to this agreement. All Purchase Orders must be in writing in the form of Purchase Order approved by the Fund (see Annex III hereto). All Redemption Orders must be in writing in the form of Redemption Order approved by the Fund (see Annex IV hereto). All Purchase Orders and Redemption Orders are irrevocable. The Participant may place Purchase Orders or Redemption Orders for Creation Units of WEBS subject to the procedures for purchase and redemption referred to in paragraph 2 of this Agreement.

    The parties hereto in consideration of the premises and of the mutual agreements contained herein agree as follows:

    1. STATUS OF PARTICIPANT. The Participant hereby represents, covenants and warrants that with respect to Purchase Orders or Redemption Orders of Creation Units of WEBS of any Index Series, it is a DTC participant. Any change in the foregoing status of the Participant shall terminate this Agreement and the Participant shall give prompt written notice to the Distributor and the Fund of such change.

    The Participant hereby represents and warrants that unless the following paragraph is applicable to it, it is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, is qualified to act as a broker or dealer in the states or other jurisdictions where it transacts business, and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), and the Participant agrees that it will maintain such registrations, qualifications, and membership in good standing and in full force and effect throughout the term of this Agreement. The Participant agrees to comply with all applicable Federal laws, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder and with the Constitution, By-Laws and Rules of Fair Practice of the NASD, and that it will not offer or sell WEBS of any Index Series of the Fund in any state or jurisdiction where they may not lawfully be offered and/or sold.

    If the Participant is offering and selling WEBS of any Index Series of the Fund in jurisdictions outside the several states, territories, and possessions of the United States and is not otherwise required to be registered, qualified, or a member of the NASD as set forth above, the Participant nevertheless agrees to observe the applicable laws of the jurisdiction in which such offer and/or sale is made, to comply with the full disclosure requirements of the Securities Act of 1933, as amended (the "1933 Act") and the regulations promulgated thereunder and to conduct its business in accordance with the spirit of the Rules of Fair Practice of the NASD.

    The Participant understands and acknowledges that the proposed method by which Creation Units of WEBS will be created and traded may raise certain issues under applicable securities laws. For example, because new Creation Units of WEBS may be issued and sold by the Fund on an ongoing basis, at any point a "distribution", as such term is used in the 1933 Act, may occur. The Participant understands and acknowledges that some activities on its part may, depending on the circumstances, result in its being deemed a participant in a distribution in a manner which could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the 1933

Act. The Participant also understands and acknowledges that dealers who are not "underwriters" but are effecting transactions in WEBS, whether or not participating in the distribution of WEBS, are generally required to deliver a prospectus.

    2.  EXECUTION OF PURCHASE ORDERS AND REDEMPTION ORDERS.
All Purchase Orders or Redemption Orders shall be handled in accordance with the terms of the Prospectus and the procedures described in Annex II to this Agreement and shall require the timely execution and delivery of an appropriate Purchase Order or Redemption Order, as the case may be, substantially in the forms set forth in Annexes III and IV hereto, respectively. Each party hereto agrees to comply with the provisions of such documents to the extent applicable to it. It is contemplated that the phone lines used by the WEBS telephone representatives will be recorded, and the Participant hereby consents to the recording of all calls with the WEBS telephone representatives. The Fund reserves the right to issue additional or other procedures relating to the manner of purchasing or redeeming Creation Units and the Participant agrees to comply with such procedures as may be issued from time to time. The Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that delivery of a Purchase Order or Redemption Order shall be irrevocable, provided that the Fund and the Distributor on behalf of the Fund reserves the right to reject any Purchase Order until acceptance and any Redemption Order that is not in "proper form" as defined in the Prospectus.

    With respect to any Redemption Order, the Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to the Fund any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Index Series. With respect to any Redemption Order, the Participant also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that the Fund is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Index Series. With respect to any Purchase Order, the Fund acknowledges and agrees to return to the Participant or any party for which it is acting any dividend, distribution or other corporate action paid to the Fund in respect of any Deposit Security that is transferred to the Fund that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Participant or any party for which it is acting.

    3. MARKETING MATERIALS AND REPRESENTATIONS. The Participant represents, warrants and agrees that it will not make any representations concerning WEBS other than those contained in the Fund's then current Prospectus or in any promotional materials or sales literature furnished to the Participant by the Distributor. The Participant agrees not to furnish or cause to be furnished to any person or display or publish any information or materials relating to WEBS (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials), except such information and materials as may be furnished to the Participant by the Distributor, and such other information and materials as may be approved in writing by the Distributor. The Participant understands that the Fund will not be advertised or marketed as an open-end investment company, i.e., as a mutual fund, which offers redeemable securities, and that any advertising materials will prominently disclose that the WEBS are not redeemable units of beneficial interest in the Fund. In addition, the Participant understands that any advertising material that addresses redemptions of WEBS, including the Fund's Prospectus, will disclose that the owners of WEBS may acquire WEBS and tender WEBS for redemption to the Fund in Creation Unit aggregations only. Not withstanding the foregoing, the Participant may without the written approval of the Distributor prepare and circulate in the regular course of its business research reports that include information, opinions or recommendations relating to WEBS (i) for public dissemination, provided that such research are not used for purposes of marketing WEBS and (ii) for internal use by the Participant.

    4. SUBCUSTODIAN ACCOUNT. The Participant understands and agrees that in the case of each Index Series, the Fund has caused the Fund custodian ("Custodian") to maintain with the applicable subcustodian for such Index Series an account in the relevant foreign jurisdiction to which the Participant shall deliver or cause to be delivered in connection with the purchase of a Creation Unit the securities and any other redemption proceeds (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount) on behalf of itself or any party for which it is acting (whether or not a customer), with any appropriate adjustments as advised by the Fund, in accordance with the terms and conditions applicable to such account in such jurisdiction.

    5. TITLE TO SECURITIES; RESTRICTED SHARES. The Participant represents on behalf of itself and any party for which it acts that upon delivery of a portfolio of Deposit Securities to the Custodian and/or the relevant subcustodian in accordance with the terms of the Prospectus, the Fund will acquire good and unencumbered title to such securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, including, without limitation, any restriction upon the sale or transfer of such securities imposed by (i) any agreement or arrangement entered into by the Participant or any party for which it is acting in connection with a Purchase Order or (ii) any provision of the 1933 Act, and any regulations thereunder (except that portfolio securities of issuers other than U.S. issuers shall not be required to have been registered under the 1933 Act if exempt from such registration), or of the applicable laws or regulations of any other applicable jurisdiction and (iii) no such securities are "restricted securities" as such term is used in Rule 144(a)(3)(i) promulgated under the 1933 Act.

    6. CASH COMPONENT AND FEES. The Participant hereby agrees that as between the Fund and itself or any party for which it acts in connection with a Purchase Order, it will make available in same day funds for each purchase of WEBS an amount of cash sufficient to pay the Cash Component and any other amounts of cash due to the Fund in connection with the purchase of any Creation Unit of WEBS (including the purchase transaction fee for in-kind and cash purchases and the additional variable charge for cash purchases (when, in the sole discretion of the Fund, cash purchases are available or specified)) (the "Cash Amount"), which shall be made to an account maintained by the Custodian at Chemical Bank, New York, providing payment on or before the Contractual Settlement Date (as defined in Annex II) in same day or immediately available funds. The Participant hereby agrees to ensure that the Cash Amount will be received by the Fund on or before the Contractual Settlement Date, and in the event payment of such Cash Amount has not been made by such Contractual Settlement Date, the Participant agrees on behalf of itself or any party for which it acts in connection with a Purchase Order to pay the full cash amount, plus interest.
The Participant may require its customer to enter into an agreement with the Participant with respect to such matters. The Participant shall be liable to the Distributor for any amounts advanced by the Distributor in its sole discretion to the Participant for payment of the amounts due and owing for the Cash Component, the purchase transaction fee and/or the additional variable charge for cash purchases (when, in the sole discretion of the Fund, cash purchases are available or specified).

    7.  ROLE OF PARTICIPANT.

    (a) The Participant acknowledges and agrees that for all purposes of this Agreement, the Participant will be deemed to be an independent contractor, and will have no authority to act as agent for the Fund or the Distributor in any matter or in any respect. The Participant agrees to make itself and its employees available, upon request, during normal business hours to consult with the Fund or the Distributor or their designees concerning the performance of the Participant's responsibilities under this Agreement.

    (b) In executing this Agreement, the Participant agrees in connection with any purchase or redemption transactions in which it acts for a customer or for any other DTC Participant or indirect participant, or any other Beneficial Owner, that it shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Prospectus.

    (c) The Participant agrees to maintain records of all sales of WEBS made by or through it and to furnish copies of such records to the Fund or the Distributor upon the request of the Fund or the Distributor.

    8. AUTHORIZED PERSONS. Concurrently with the execution of this Agreement and from time to time thereafter, the Participant shall deliver to the Distributor and the Fund, with copies to the Custodian and the Transfer Agent (referred to below) duly certified as appropriate by its Secretary or other duly authorized official, a certificate in a form approved by the Fund (see Annex V hereto) setting forth the names and signatures of all persons authorized to give instructions relating to any activity contemplated hereby or any other notice, request or instruction on behalf of the Participant (each an "Authorized Person"). Such certificate may be accepted and relied upon by the Distributor and the Fund as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to the Distributor and the Fund of a superseding certificate in a form approved by the Fund bearing a subsequent date. The Distributor shall issue to each Authorized Person a unique personal identification number ("PIN Number") by which such Authorized Person and the Participant shall be identified and instructions issued by the Participant hereunder shall be authenticated. The PIN Number shall be kept confidential and only provided to Authorized Persons. Upon the termination or revocation of authority of such Authorized Person by the Participant, the Participant shall give immediate written notice of such fact to the Distributor and the Fund and such notice shall be effective upon receipt by both the Distributor and the Fund.

    9. REDEMPTION. The Participant understands and agrees that Redemption Orders may be submitted only on days that the American Stock Exchange, Inc. (the "AMEX") is open for trading.

    (a) The Participant represents and warrants that it will not obtain a Redemption Order Number (as defined in Annex II) from the Fund for the purpose of redeeming any Creation Unit of WEBS of any Index Series unless it first ascertains that it or its customer, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender for redemption the requisite number of WEBS of the relevant Index Series to be redeemed and to the entire proceeds of the redemption and that such WEBS have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement that would preclude the delivery of such WEBS to the Transfer Agent in accordance with the Prospectus or as otherwise required by the Fund. The Participant understands that WEBS of any Index Series may be redeemed only when one or more Creation Units of WEBS of a Beneficial Owner are held in the account of a single Participant.

    (b) In order to provide for the delivery of Deposit Securities and any other redemption proceeds upon redemption of WEBS in Creation Units, the Participant agrees for itself and on behalf of any Beneficial Owner for which it is acting, to provide to the Distributor and the Fund on a form approved by the Fund (see Annex VI hereto), with copies to the Custodian and the Transfer Agent (referred to below), written instructions (the "Standing Redemption Instructions") for delivery of Deposit Securities and other redemption proceeds in the applicable jurisdiction(s) for each Index Series with respect to which the Participant wishes to be authorized to submit a Redemption Order to redeem Creation Units of WEBS. A Participant is authorized to submit a Redemption Order only with respect to Creation Units of WEBS of an Index Series for which Standing Redemption Instructions have been received by the Fund and the Distributor. The Standing Redemption Instructions shall include information (including the applicable account name, account number and any other reference number) identifying the account(s) into which the Deposit Securities and any other redemption proceeds should be delivered pursuant to a Redemption Order. The Participant may designate in its Standing Redemption Instructions a U.S. dollar account into which the U.S. dollar denominated cash portion of the redemption proceeds, if any, should be delivered pursuant to a Redemption Order. An Authorized Person of the Participant may amend the Standing Redemption Instructions from time to time before or concurrently with submission of a Redemption Order in writing to the Distributor and the Fund in a form approved by the Fund (see Annex VI hereto), with copies to the Custodian and the Transfer Agent. A Redemption Order may include alternative delivery instructions ("Alternative Delivery Instructions") which supersede and replace the Participant's Standing Redemption Instructions only with respect to the Redemption Order to which such Alternative Delivery Instructions are attached. Alternative Delivery Instructions do not constitute an amendment to the Participant's Standing Redemption Instructions, and Alternative Delivery Instructions must accompany a Redemption Order and be in a form approved by the Fund (see Annex IV hereto). The Participant understands and agrees that the Distributor will instruct the Custodian or subcustodian to deliver, and the Custodian or subcustodian will deliver, Deposit Securities and any other redemption proceeds into the account(s) identified in the Standing Redemption Instructions or the Alternative Delivery Instructions, as the case may be. If neither the redeeming Beneficial Owner, nor the Participant acting on behalf of such redeeming Beneficial Owner, has appropriate arrangements satisfactory to the Fund to take delivery of the Deposit Securities in the applicable foreign jurisdiction, and it is not possible to make other such arrangements (to which situation the Participant shall reasonably agree), or if it is not possible to effect deliveries of Deposit Securities in such jurisdiction, the Participant understands and agrees that the Fund may, in its sole discretion, exercise its option to redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash, less the redemption transaction fee for in-kind and cash redemptions and the additional variable charge for cash redemptions.

    (c) In the case of a resident Australian holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of WEBS. In the Redemption Order the Participant will be required to confirm that an in-kind redemption request has not been submitted on behalf of a beneficial owner who is an Australian resident.

    10. BENEFICIAL OWNERSHIP. The Participant represents and warrants to the Distributor and the Fund that (based upon the number of outstanding WEBS of such Index Series made publicly available by the Fund) it does not, and will not in the future, hold for the account of any single Beneficial Owner of WEBS of the relevant Index Series 80 percent or more of the currently outstanding WEBS of such relevant Index

Series, so as to cause the Fund to have a basis in the portfolio securities deposited with the Fund with respect to such Index Series different from the market value of such portfolio securities on the date of such deposit, pursuant to section 351 of the Internal Revenue Code of 1986, as amended. The Participant agrees that the confirmation relating to any order for one or more Creation Units of WEBS of an Index Series shall state as follows: "Purchaser represents and warrants that, after giving effect to the purchase of WEBS to which this confirmation relates, it will not hold 80 percent or more of the outstanding WEBS of the relevant Index Series of Foreign Fund, Inc. and that it will not treat such purchase as eligible for tax-free treatment under Section 351 of the Internal Revenue Code of 1986, as amended. If purchaser is a dealer, it agrees to deliver similar written confirmations to any person purchasing any of the WEBS to which this confirmation relates from it." The Fund, and its Transfer Agent and Distributor, shall have the right to require information from the Participant regarding WEBS ownership of each Index Series and to rely thereon to the extent necessary to make a determination regarding ownership of 80 percent or more of the currently outstanding WEBS of any Index Series by a Beneficial Owner as a condition to the acceptance of a deposit of Deposit Securities.

    11.  INDEMNIFICATION.

      11. (a) INDEMNIFICATION OF INDEMNIFIED PARTIES - The Participant hereby agrees to indemnify and hold harmless the Distributor, the Fund, BZW Barclays Global Fund Advisors as Adviser, Morgan Stanley Trust Company as Custodian and Lending Agent, PFPC Inc. as Administrator and Accounting Agent, and PNC Bank, N.A. as Transfer Agent, their respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an "Indemnified Party") from and against any loss, liability, cost and expense (including attorneys' fees) incurred by such Indemnified Party as a result of any actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annexes II, III, IV, V and VI (as each may be amended from time to time) reasonably believed by the Distributor and/or the Fund to be genuine and to have been given by the Participant. The Participant and the Distributor understand and agree that the Fund as a third party beneficiary to this Agreement is entitled and intends to proceed directly against the Participant in the event that the Participant fails to honor any obligations pursuant to this Agreement that benefit the Fund.

The Participant agrees to indemnify and hold harmless each Indemnified Party against any loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with respect to such untrue statements or omissions or alleged untrue statements or omissions in reliance upon and in conformity with written information furnished to the Indemnified Parties expressly for use in the Registration Statement (or any amendment or supplement thereto). THE DISTRIBUTOR SHALL NOT BE LIABLE TO THE PARTICIPANT FOR ANY DAMAGES ARISING OUT OF MISTAKES OR ERRORS IN DATA PROVIDED TO THE DISTRIBUTOR, OR ARISING OUT OF INTERRUPTIONS OR DELAYS OF COMMUNICATIONS WITH THE INDEMNIFIED PARTIES WHO ARE SERVICE PROVIDERS TO THE FUND. This subparagraph 11(a) shall survive the termination of this Agreement.

    (b) INDEMNIFICATION OF PARTICIPANT - The Distributor hereby agrees to indemnify and hold harmless the Participant to the extent and in the manner set forth in clauses (i), (ii) and (iii) below:

    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

    (ii) against any or all loss, liability, claim damage and expense whatsoever, as incurred, to the extent of the aggregated amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission;

    (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Participant), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any government agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above. This subparagraph 11(b) shall survive the termination of this Agreement.

    12. INFORMATION ABOUT PORTFOLIO DEPOSITS. The Participant understands that the number and names of the designated portfolio of Deposit Securities to be included in the current Portfolio Deposit for each Index Series will be made available by the Distributor as such information is supplied to the Distributor by the Adviser each day that the AMEX is open for trading and will also be made available on each such day through the facilities of the National Securities Clearing Corporation.

    13. ACKNOWLEDGMENT. The Participant acknowledges receipt of the Prospectus and represents it has reviewed such documents and understands the terms thereof.

    14. NOTICES. Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid registered or certified United States first class mail, return receipt requested, or by telex, telegram or facsimile or similar means of same day delivery (with a confirming copy by mail). Unless otherwise notified in writing, all notices to the Fund shall be at the address or telephone, facsimile or telex numbers indicated below the Fund's signature line, Attn.: Vice President, Operations, with a copy to Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, Attn: WEBS.

    All notices to the Participant and the Distributor shall be directed to the address or telephone, facsimile or telex numbers indicated below the signature line of such party.

    15. INITIAL CREATION BY PARTICIPANT. The Participant agrees that as promptly after the date of this Agreement as is practicable, it will purchase at least one Creation Unit of each Index Series of the Fund.

    16. TERMINATION AND AMENDMENT. This Agreement shall become effective in this form as of the date executed by the Fund and may be terminated at any time by any party upon sixty days prior written notice to the other parties and may be terminated earlier by the Fund at any time in the event of a breach by the Participant of any provision of this Agreement or the procedures described or incorporated herein. This Agreement supersedes any prior such agreement between or among the parties. This Agreement may be amended by the Fund from time to time without the consent of any Beneficial Owner by the following procedure.
The Fund will mail a copy of the amendment to the Distributor and the Participant. If neither the Distributor nor the Participant objects in writing to the amendment within five days after its receipt, the amendment will become part of this Agreement in accordance with its terms.

    17. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

    The parties irrevocably submit to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in New York City over any suit, action or proceeding arising out of or relating to this Agreement.

    18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year written below.

FUNDS DISTRIBUTOR, INC.


         BY:   [signed Marie E. Connolly]
            -----------------------------------------
         TITLE:  [President and CEO]
         ADDRESS:  [60 State Street, Suite 1300]
                    [Boston, MA  02109]
         Date:     [5/24] , 199[6]
         TELEPHONE:  [617-557-3331]
         FACSIMILE:



         PARTICIPANT

         BY:   [signed, Thomas Joyce]
            -----------------------------------------
         TITLE:  [Managing Director]
         ADDRESS:  [Merrill Lynch]
                    [250 Vesey Street, New York  10281-1305]
         Date:  [5/24] , 199[6]
         TELEPHONE:  [212-449-4082]
         FACSIMILE:  [212-449-2638]

                                                                        ANNEX I

                                  FOREIGN FUND, INC.

                       INDEX SERIES AND WEBS PER CREATION UNIT

Index                                                        WEBS per
Series                                                     Creation Unit
------                                                     -------------

  The                                                         200,000
  Australia
  Index

  The                                                         100,000
  Austria
  Index

  The                                                          40,000
  Belgium
  Index

  The                                                         100,000
  Canada
  Index

  The                                                         200,000
  France
  Index

  The                                                         300,000
  Germany
  Index

  The                                                          75,000
  Hong Kong
  Index

  The                                                         150,000
  Italy
  Index

  The                                                         600,000
  Japan
  Index

  The                                                          75,000
  Malaysia
  Index

  The                                                         100,000
  Mexico (Free)
  Index

  The                                                          50,000
  Netherlands
  Index

  The                                                         100,000
  Singapore (Free)
  Index

  The                                                          75,000
  Spain
  Index

  The                                                          75,000
  Sweden
  Index

  The                                                         125,000
  Switzerland
  Index

  The                                                         200,000
  United Kingdom
  Index

                                                               ANNEX II

                                  FOREIGN FUND, INC.

                              PROCEDURES FOR PROCESSING
                        PURCHASE ORDERS AND REDEMPTION ORDERS

    This Annex II to the Authorized Participant Agreement supplements the Prospectus with respect to the procedures to be used in processing a Purchase Order for the purchase of WEBS in Creation Units of each Index Series and a Redemption Order for the redemption of WEBS in Creation Units of each Index Series. Capitalized terms, unless otherwise defined in this Annex II, have the meanings attributed to them in the Authorized Participant Agreement or the Prospectus.

    A Participant is required to have signed the Authorized Participant Agreement. Upon acceptance of the Agreement and execution thereof by the Fund and in connection with the initial Purchase Order submitted by the Participant, the Distributor will assign a PIN Number to each Authorized Person authorized to act for a Participant. This will allow a Participant through its Authorized Person(s) to place a Purchase Order or Redemption Order with respect to the purchase or redemption of Creation Units of WEBS.

                                        PART A

             TO PLACE AN ORDER FOR PURCHASE OF CREATION UNIT(S) OF WEBS

1. CALL TO GIVE NOTICE OF INTENT TO SUBMIT PURCHASE ORDER AND TO RECEIVE AN ORDER CONTROL NUMBER. To initiate an order for a Creation Unit of WEBS, the Participant must give notice to the Distributor of its intent to submit a Purchase Order to purchase WEBS. Giving notice to the Distributor of an intent to submit a Purchase Order does not constitute a Purchase Order, which must be completed subsequently.

   An Authorized Person for the Participant must call the WEBS telephone representative at 800-810-WEBS(9327) not later than the closing time of the regular trading session on the American Stock Exchange (the "AMEX Closing Time") ordinarily 4:00 p.m. New York time) to receive a number with respect to its contemplated Purchase Order (the "Order Control Number"). Each Order Control Number can be used for ordering multiple Creation Units of a single Index Series in one Purchase Order. Separate Order Control Numbers are required for ordering Creation Units of different Index Series. A creation charge will be assessed with respect to each Order Control Number. Upon verifying the authenticity of the caller (as determined by the use of the appropriate PIN Number) and the terms of the order, the WEBS telephone representative will issue the appropriate unique Order Control Number(s). Incoming telephone calls are queued and will be handled in the sequence received. Calls placed before the AMEX Closing Time will be processed even if the call is taken after this cut-off time. ACCORDINGLY, DO NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE ATTEMPTED LATER THAN THE AMEX CLOSING TIME WILL NOT BE ACCEPTED.

        NOTE THAT THE TELEPHONE CALL IN
WHICH THE ORDER CONTROL NUMBER(S) IS/ARE ISSUED INITIATES THE ORDER PROCESS BUT DOES NOT ALONE CONSTITUTE THE PURCHASE ORDER. A PURCHASE ORDER IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF A WRITTEN PURCHASE ORDER CONTAINING THE DESIGNATED ORDER CONTROL NUMBER(S) AND PIN NUMBER AND TRANSMITTED BY FACSIMILE OR ELECTRONIC INTERFACE PROVIDED BY THE DISTRIBUTOR TO (617)-248-6439. An Order Control Number is only valid for the Business Day (as defined in the Prospectus) on which it is issued.

    2. PLACE THE PURCHASE ORDER. All orders with respect to the creation of Creation Units of WEBS of any Index Series are required to be in writing in the form of Purchase Order approved by the Fund (see Annex III hereto) and accompanied by the designated Order Control Number. One Order Control Number may be used in a Purchase Order for multiple Creation Units of a single Index Series. Separate Order Control Numbers are required for each Index Series from which the Participant wishes to purchase WEBS. All Purchase Orders for Creation Units of WEBS are irrevocable. The Purchase Order for creation of Creation Units of WEBS must be sent by facsimile or Electronic Interface provided by the Distributor and must be received by the WEBS telephone representative prior to the AMEX Closing Time.

The Fund acknowledges its agreement to return to the Participant or any party for which it is acting any dividend, distribution or other corporate action paid to the Fund in respect of any Deposit Security that is transferred to the Fund that, based on the valuation of such Deposit Security at the time of transfer, should have been paid to the Participant or any party for which it is acting.

    3. AWAIT RECEIPT OF CONFIRMATION. Subject to the conditions that (i) a properly completed irrevocable Purchase Order has been submitted by the Participant (either on its own or another investor's behalf) not later than the AMEX Closing Time, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Distributor will accept the Purchase Order on behalf of the Fund and the Distributor will inform the Participant that its Purchase Order has been accepted by 6:00 p.m. New York time on the Business Day the Purchase Order is received. In the event that the Participant does not receive a timely confirmation from the Distributor, the Participant should contact the WEBS telephone representative at the telephone number indicated.

    4. AMBIGUOUS INSTRUCTIONS. In the event that a Purchase Order contains ambiguous instructions or terms that differ from the information provided in the telephone call at the time of issuance of the Order Control Number(s), the WEBS telephone representative will attempt to contact the Participant to request confirmation of the terms of the order. If an Authorized Person confirms the terms as they appear in the Purchase Order then the order will be processed. If an Authorized Person contradicts its terms, the Purchase Order will be deemed invalid and a corrected Purchase Order must be received by the WEBS telephone representative not later than the AMEX Closing Time. If the WEBS telephone representative is not able to contact an Authorized Person, then the Purchase Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency with the telephone information. In the event that a Purchase Order contains terms that are illegible, the Purchase Order will be deemed invalid and the WEBS telephone representative will attempt to contact the Participant to request retransmission of the Purchase Order. A corrected Purchase Order must be received by the WEBS telephone representative not later than the AMEX Closing Time.

    5. PROCESSING A PURCHASE ORDER. The Distributor reserves the right to suspend a Purchase Order in the event that its acceptance would appear to result in the Participant or a Beneficial Owner owning 80 percent or more of all outstanding WEBS of an Index Series. In such event, the WEBS telephone representative will attempt to contact an Authorized Person for purposes of confirmation of the fact that with respect to such Participant no Beneficial Owner would own 80 percent or more of all outstanding WEBS of a given Index Series upon execution of the Purchase Order. In the event that (i) the WEBS telephone representative is unable to contact an Authorized Person or (ii) the Participant fails to transmit an identical Purchase Order confirming the representation and warranty as to such fact, then the Purchase Order shall be deemed invalid.

    The Fund and/or the Distributor also reserve the absolute right to reject or suspend a Purchase Order if (i) the portfolio of Deposit Securities delivered is not as specified by the Distributor; (ii) acceptance of the Deposit Securities would have certain adverse tax consequences to the Index Series;
(iii) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (iv) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners of WEBS; or (v) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Fund shall notify the Participant of its rejection of any Purchase Order. The Fund and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

    6. CONTRACTUAL SETTLEMENT. Except as provided below, Deposit Securities must be delivered to an account maintained at the applicable local subcustodian of the Fund on or before the Contractual Settlement Date (defined below). The Participant must also make available on or before the Contractual Settlement Date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the Purchase Order, together with the applicable purchase transaction fee (as described in the Prospectus). Any excess funds will be returned following settlement of the issue of the Creation Unit of WEBS. The "Contractual Settlement Date" is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund and (ii) the last day for settlement on the customary settlement cycle in the jurisdiction where the securities of the applicable Index Series are customarily traded.

    Except as provided in the next two paragraphs, a Creation Unit of WEBS of an Index Series will not be issued until the transfer of good title to the Fund of the portfolio of Deposit Securities and the payment of the Cash Component and the purchase transaction fee have been completed. When the subcustodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Fund, the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Fund will issue and cause the delivery of the Creation Unit of WEBS. The Distributor will then transmit a confirmation of acceptance to the Participant.

    The Fund may in its sole discretion permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. If the Adviser notifies the Distributor that a "cash in lieu" amount will be accepted, the Distributor will notify the Participant and the Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the "cash in lieu" amount, with any appropriate adjustments as advised by the Fund. Any excess funds will be returned following settlement of the issue of the Creation Unit of WEBS.

    In the event that a Portfolio Deposit is incomplete on the settlement date or a Creation Unit of WEBS because certain Deposit Securities are missing, the Fund may, in its sole discretion, issue a Creation Unit of WEBS notwithstanding such deficiency in reliance on the undertaking of the Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments (as defined in the Prospectus) having a value at least equal to 105% of the value of the missing Deposit Securities. The parties hereto agree that the Fund may purchase the missing Deposit Securities at any time and the Participant agrees to accept liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral, which may be sold by the Fund at such time, and in such manner, as the Fund may determine in its sole discretion.

    7. CASH PURCHASES. When, in the sole discretion of the Fund, cash purchases of Creation Units of WEBS are available or specified for an Index Series, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Participant must pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of WEBS are described in the Prospectus.

    8. SUBCUSTODIAN ACCOUNTS. Annex VII hereto contains a list of the subcustodian accounts of the Fund, into which the portfolio securities constituting the portfolio of Deposit Securities of each Index Series are to be delivered in connection with a Purchase Order.

                                        PART B

TO PLACE AN ORDER FOR REDEMPTION OF CREATION UNIT(S) OF WEBS

              The Participant understands and agrees that Redemption Orders may be submitted only on days that the American Stock Exchange, Inc. (the "AMEX") is open for trading.

    1.   CALL TO RECEIVE A REDEMPTION ORDER NUMBER AND TO NOTIFY DELIVERY OF
         WEBS.

    (a) An Authorized Person of the Participant must call the WEBS telephone representative at 800-810-WEBS(9327) not later than the AMEX Closing Time to receive a number with respect to the contemplated Redemption Order (a "Redemption Order Number"). Upon verifying the authenticity of the caller (as determined by the use of the appropriate PIN Number) and the terms of the Redemption Order, the WEBS telephone representative will issue a unique Redemption Order Number. All Redemption Orders must be in the form of Redemption Order approved by the Fund (see Annex IV hereto) and accompanied by the designated Redemption Order Number. Incoming telephone calls are queued and will be handled in the sequence received. Calls placed before the AMEX Closing Time will be processed even if the call is taken after this cut-off time. ACCORDINGLY, DO NOT HANG UP AND REDIAL. INCOMING CALLS THAT ARE ATTEMPTED LATER THAN THE AMEX CLOSING TIME WILL NOT BE ACCEPTED.

    (b) An Authorized Person of the Participant must also inform the WEBS telephone representative at 800-810-WEBS(9327) prior to delivering the aggregated WEBS constituting a Creation Unit to notify the Transfer Agent of the intention to redeem. A Participant planning to deliver WEBS for redemption on such day should ascertain the deadlines applicable to DTC by contacting the operations department of the broker or depository institution effectuating such transfer of securities. These deadlines will vary and are likely to be significantly earlier than the AMEX Closing Time.

         NOTE THAT THE TELEPHONE CALL IN WHICH THE REDEMPTION ORDER NUMBER IS ISSUED INITIATES THE REDEMPTION ORDER PROCESS BUT DOES NOT ALONE CONSTITUTE THE REDEMPTION ORDER. A REDEMPTION ORDER IS ONLY COMPLETED AND PROCESSED UPON RECEIPT OF WRITTEN INSTRUCTIONS CONTAINING THE DESIGNATED REDEMPTION ORDER NUMBER AND PIN NUMBER AND TRANSMITTED BY FACSIMILE OR ELECTRONIC INTERFACE PROVIDED BY THE DISTRIBUTOR.

    2. PLACE THE REDEMPTION ORDER. A Redemption Order Number in only valid for the Business Day on which it is issued. One Redemption Order Number may be used in a Redemption Order for multiple Creation Units of a single Index Series. Separate Redemption Order Numbers are required for each Index Series from which the Participant wishes to redeem WEBS. All Redemption Orders of Creation Units of WEBS are irrevocable. The Redemption Order for Creation Units of WEBS must be sent by facsimile or Electronic Interface provided by the Distributor and must be received by the WEBS telephone representative prior to the AMEX Closing Time.

    In the Redemption Order, the Participant will be required to acknowledge its agreement on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to the Fund any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Index Series to which the Redemption Order relates. In the Redemption Order, the Participant will also be required to acknowledge its agreement on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that the Fund is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Index Series to which the Redemption Order relates.

    3. AWAIT RECEIPT OF CONFIRMATION. Subject to the conditions that (i) a duly completed Redemption Order is received by the Distributor from the Participant on behalf of itself or another redeeming investor by the AMEX Closing Time and (ii) the Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit of WEBS being redeemed through the book-entry system of DTC so as to be effective by 4:00 p.m. New York time on a day on which the AMEX is open for business, the Distributor will accept the Redemption Order on behalf of the Fund and the Distributor will inform the Participant that its Redemption Order has been accepted by 6:00 p.m. New York time on the Business Day the Redemption Order is received.

    4. AMBIGUOUS INSTRUCTIONS. In the event that a Redemption Order contains terms that differ from the information provided in the telephone call at the time of issuance of the Redemption Order Number(s), the WEBS telephone representative will attempt to contact the Participant to request confirmation of the terms of the Order. If an Authorized Person confirms the terms as they appear in the Redemption Order then the Redemption Order will be accepted and processed. If an Authorized Person contradicts its terms, the Order will be deemed invalid and a corrected Redemption Order must be received by the WEBS telephone representative not later than the AMEX Closing Time. If the WEBS telephone representative is not able to contact an Authorized Person, then the Redemption Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency with the terms of the telephone information. In the event that a Redemption Order contains terms that are illegible, the Order will be deemed invalid and the WEBS telephone representative will attempt to contact the Participant to request retransmission of the Redemption Order. A corrected Redemption Order must be received by the WEBS telephone representative not later than the AMEX Closing Time.

    5. TAKING DELIVERY OF DEPOSIT SECURITIES. The Deposit Securities constituting in-kind redemption proceeds will be delivered to the appropriate foreign account which must be indicated in the Participant's Standing Redemption Instructions or indicated on Alternative Delivery Instructions attached to a Redemption Order. Alternative Delivery Instructions supersede and replace the Participant's Standing Redemption Instructions only with respect to the Redemption Order to which it is attached. An Authorized Person of the Participant may amend the Participant's Standing Redemption Instructions from time to time in writing to the Distributor and the Fund in a form approved by the Fund (see Annex VI hereto). A redeeming Beneficial Owner or Participant acting on behalf of such Beneficial Owner must maintain appropriate securities broker-dealer, bank or other custody arrangements in each jurisdiction in which any of the Deposit Securities are customarily traded, to which account such Deposit Securities will be delivered. If neither the redeeming beneficial owner nor the Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Deposit Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Deposit Securities in such jurisdiction, the Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of WEBS of the relevant Index Series next determined after the Redemption Order is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions as specified in the Prospectus, to offset the Fund's brokerage and other transaction costs associated with the disposition of Deposit Securities of the Index Series). Redemptions of WEBS for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Index Series (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Index Series could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

    6. CONTRACTUAL SETTLEMENT. Deliveries of redemption proceeds by the Index Series relating to those countries generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the Redemption Order is received in proper form. See Appendix B of the statement of additional information for instances where more than seven calendar days would be needed to deliver redemption proceeds.

    7. CASH REDEMPTIONS. In the event that, in the sole discretion of the Fund, cash redemptions are permitted or required by the Fund, proceeds will be paid to the Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B of the statement of additional information where more than seven calendar days would be needed).

    8. STANDING REDEMPTION INSTRUCTIONS. Annex VI hereto contains the Participant's Standing Redemption Instructions, which includes information identifying the account(s) into which Deposit Securities of each Index Series and any other redemption proceeds should be delivered by the Fund pursuant to a Redemption Order.

                                                                       ANNEX III

                                  FOREIGN FUND, INC.

                          FORM OF IRREVOCABLE PURCHASE ORDER

CONTACT INFORMATION FOR PURCHASE ORDER EXECUTION

Telephone Purchase Order Number:  (800) 810-WEBS
Business Number:  (617) 248-6009
Facsimile Number:  (617) 248-6439

ALL ITEMS IN PART I MUST BE COMPLETED BY THE PARTICIPANT. THE DISTRIBUTOR, IN ITS DISCRETION, MAY REJECT ANY PURCHASE ORDER NOT SUBMITTED IN PROPER FORM. SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

I.    TO BE COMPLETED BY PARTICIPANT

Date:  ______________              Time:  ______________

Participant Name:  _____________________________________

Telephone Number:  _____________________________________

Facsimile Number:  _____________________________________

Authorized Person:  ____________________________________

PIN Number (assigned by Distributor):  _________________

Standard Instructions For Delivering Custodian(s)   YES      NO      (If  'NO'
attach listing)

ARRANGEMENTS FOR DELIVERY OF CASH COMPONENT:

The undersigned Participant has arranged for delivery to the Custodian of funds equal, at a minimum, to the Cash Component, the purchase transaction fee and the additional variable charge for cash purchases (when, in the sole discretion of the Fund, cash purchases are available or specified) with respect to the above Purchase Order. The delivery of the Cash Component and the applicable purchase transaction fee to the Custodian are set forth on the following page:
Wire Transfer:                              Other:


                                        III-1

__________________

__________________
(Originating Bank)

_____________________

_____________________
(Account)

_____________________

_____________________
(Reference Number)

IRREVOCABILITY OF PURCHASE ORDER AND REPRESENTATIONS AND WARRANTIES REGARDING BENEFICIAL OWNERSHIP.

The undersigned Participant understands and agrees that upon acceptance by the Fund or the Distributor on behalf of the Fund of this Purchase Order and the related portfolio of Deposit Securities, the purchase of Creation Units of WEBS as specified herein shall be irrevocable. The Participant also represents and warrants to the Distributor and the Fund that (i) it does not and will not, after the consummation of the purchase contemplated by this Purchase Order, hold for the account of any single Beneficial Owner of WEBS of the Index Series to which this Purchase Order relates 80 percent or more of the outstanding shares of such Index Series, and (ii) it has received a representation and warranty from each Beneficial Owner purchasing WEBS by means of this Purchase Order that
(x) such Beneficial Owner will not own, after consummation of the purchase, 80 percent or more of the outstanding shares of the applicable Index Series, and
(y) such Beneficial Owner will not treat such purchase as eligible for tax-free treatment under Section 351 of the Internal Revenue Code of 1986, as amended.



                                            Signature of Authorized Person:


                                            __________________________
                                             Name:

THIS IRREVOCABLE PURCHASE ORDER MUST BE ACCOMPANIED BY A PURCHASE ORDER FORM.


                                        III-2

                                     (DTC PART #)
SUBSCRIPTION                        (NAME OF B/D)                 REDEMPTION
                                 DAILY TRADE SUMMARY
                              FOREIGN FUND, INCORPORATED
                               FUNDS DISTRIBUTOR, INC.
                        TRADING PHONE (800) 810-WEBS OPTION #2
                                  FAX (617) 248-6439

------------------------                                                                      -------------------
TRADE DATE:   12/28/95                                                                         TRADE DATE:
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                          Creation          Total        Cash        Sub/Red   Control   Settlement        Confirmed By/or
    Index                   Units:          WEBS:     Component:       Fee:    Number:     Date:        Days Extended Detail:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 AUSTRALIA (02) 200k
(WEBS Cusip number)                                                                                                   -
--------------------------------------------------------------------------------------------------------------------------------
 AUSTRIA (04) 100k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 BELGIUM (06) 40k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 CANADA (08) 100k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 FRANCE (10) 200k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 GERMANY (12) 300k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 HONG KONG (14) 75k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 ITALY (16) 150k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 JAPAN (18) 600k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 MALAYSIA (20) 75k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 MEXICO (22) 100k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 NETHERLANDS (24) 50k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 SINGAPORE (26) 100k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 SPAIN (28) 75k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 SWEDEN (30) 75k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 SWITZERLAND (32) 125k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 U.K. (34) 200k
 (WEBS Cusip number                                                                                                   -
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                          0              0       $0.00                  $0.00              -                   -
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -------------
                                                                                                                    PIN
                                                                                                                   -------------



                   II.    TO BE COMPLETED BY DISTRIBUTOR

            ( ) Properly completed irrevocable purchase order, including Index Series Order Sheet submitted before AMEX closing time.


                                        III-3

            ( ) Arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due.

This certifies that the attached Purchase Order has been:

            ( ) Accepted by the Fund-subject to timely and accurate delivery of the attached listing of securities and cash per Index Series.

            ( )    Declined - Due to:

                   -------------------------------------------------

                   -------------------------------------------------

                   -------------------------------------------------


-------   -------            -----------------------
Date      Time               Authorized Signature



         Signature of Authorized Person:



         -------------------------------
         Name:
         Title:


                                        III-4

                                                                        ANNEX IV

                                  FOREIGN FUND, INC.

                         FORM OF IRREVOCABLE REDEMPTION ORDER


CONTACT INFORMATION FOR REDEMPTION ORDER EXECUTION

Telephone Redemption Order Number:  (800) 810-WEBS
Business Number:  (617) 248-6009
Facsimile Number:  (617) 248-6439

ALL ITEMS IN PART I MUST BE COMPLETED BY THE PARTICIPANT. THE DISTRIBUTOR, IN ITS DISCRETION, MAY REJECT ANY REDEMPTION ORDER NOT SUBMITTED IN PROPER FORM. SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

I.    TO BE COMPLETED BY PARTICIPANT

Date:  ______________              Time:  ______________

Participant Name:  _____________________________________

Telephone Number:  _____________________________________

Facsimile Number:  _____________________________________

Authorized Person:  ____________________________________

PIN Number (assigned by Distributor):  _________________

Standing Instructions For Receiving Custodian(s)   YES   NO
(If 'NO' complete Alternative Delivery Instructions attached hereto)

Alternate Cash Delivery Instructions  YES   NO

(If 'YES' complete Alternative Delivery Instructions attached hereto)

The Participant must deliver, on the redemption date, to the Transfer Agent (Account Name) _______________________; (Account Number)_______________________
(Other Reference Number) __________________________ the Creation Units of WEBS being redeemed.

The undersigned Participant represents and warrants to the Distributor and the Fund that it has the right and authority for itself or on behalf of its customer to redeem the WEBS contemplated by this redemption. In addition, the undersigned Participant confirms to the Distributor and the Fund that the WEBS to which this redemption request relates are not beneficially owned by a resident of Australia.



REPRESENTATION, WARRANTY AND COVENANT REGARDING RETURN OF CERTAIN DISTRIBUTIONS IN RESPECT OF PORTFOLIO SECURITIES

The undersigned Participant represents and warrants that it acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) to return to the Fund any dividend, distribution or other corporate action paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Index Series to which this Redemption Order relates. The undersigned Participant represents and warrants that it also acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that the Fund is entitled to reduce the amount of money or other proceeds due to the Participant or any party for which it is acting by an amount equal to any dividend, distribution or other corporate action to be paid to it or to the party for which it is acting in respect of any Deposit Security that is transferred to the Participant or any party for which it is acting that, based on the valuation of such Deposit Security at the time of transfer, should be paid to the Index Series to which this Redemption Order relates.


                                            Signature of Authorized Person:

                                            Name:__________________________


THIS IRREVOCABLE REDEMPTION ORDER MUST BE ACCOMPANIED BY A REDEMPTION ORDER
FORM.

                                    (DTC PART #)
SUBSCRIPTION                        (NAME OF B/D)                    REDEMPTION
                                 DAILY TRADE SUMMARY
                              FOREIGN FUND, INCORPORATED
                               FUNDS DISTRIBUTOR, INC.
                        TRADING PHONE (800) 810-WEBS OPTION #2
                                  FAX (617) 248-6439

------------------------                                                                      -------------------
TRADE DATE:   12/28/95                                                                         TRADE DATE:
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                          Creation          Total        Cash        Sub/Red   Control   Settlement        Confirmed By/or
    Index                   Units:          WEBS:     Component:       Fee:    Number:     Date:        Days Extended Detail:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 AUSTRALIA (02) 200k
(WEBS Cusip number)                                                                                                   -
--------------------------------------------------------------------------------------------------------------------------------
 AUSTRIA (04) 100k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 BELGIUM (06) 40k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 CANADA (08) 100k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 FRANCE (10) 200k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 GERMANY (12) 300k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 HONG KONG (14) 75k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 ITALY (16) 150k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 JAPAN (18) 600k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 MALAYSIA (20) 75k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 MEXICO (22) 100k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 NETHERLANDS (24) 50k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 SINGAPORE (26) 100k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 SPAIN (28) 75k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 SWEDEN (30) 75k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 SWITZERLAND (32) 125k
 (WEBS Cusip number)                                                                                                  -
--------------------------------------------------------------------------------------------------------------------------------
 U.K. (34) 200k
 (WEBS Cusip number                                                                                                   -
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL:                          0              0       $0.00                  $0.00              -                   -
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -------------
                                                                                                                    PIN
                                                                                                                   -------------



                          Alternative Delivery Instructions

            THESE ALTERNATIVE DELIVERY INSTRUCTIONS SUPERSEDE AND REPLACE
               THE PARTICIPANT'S STANDING REDEMPTION INSTRUCTIONS ONLY
                   WITH RESPECT TO THE ATTACHED REDEMPTION ORDER.

    The Participant hereby instructs the Fund, the Distributor, the Custodian and the relevant Subcustodian (if applicable) to deliver the Deposit Securities and other redemption proceeds, if any, of the attached Redemption Order with respect to each Index Series listed below into the account(s) in the applicable jurisdiction(s) listed below.

Index Series:           ________________
Account Name:           ________________
Account Number:         ________________
Other Reference Number: ________________

Index Series:           ________________
Account Name:           ________________
Account Number:         ________________
Other Reference Number: ________________

    The Participant hereby instructs the Fund, the Distributor and the Custodian to deliver the U.S. dollar denominated cash portion of the redemption proceeds, if any, of the attached Redemption Order into the following account:

Account Name:           ________________
Account Number:         ________________
Other Reference Number: ________________

    The undersigned, [name], [title], [company], does hereby certify that the information above constitutes the complete and accurate redemption instructions for the attached Redemption Order. The Participant understands and agrees that the Distributor will instruct the Custodian or relevant Subcustodian to deliver, and the Custodian or relevant Subcustodian will deliver, Deposit Securities and any other redemption proceeds with respect to the attached Redemption Order into the relevant account(s) identified in these Alternative Delivery Instructions.

    THESE ALTERNATIVE DELIVERY INSTRUCTIONS RELATE ONLY TO THE ATTACHED PURCHASE ORDER AND DO NOT CONSTITUTE AN AMENDMENT TO THE PARTICIPANT'S STANDING REDEMPTION INSTRUCTIONS. AN AUTHORIZED PERSON OF THE PARTICIPANT MAY AMEND THE PARTICIPANT'S STANDING REDEMPTION INSTRUCTIONS FROM TIME TO TIME IN WRITING TO THE DISTRIBUTOR AND THE FUND IN A FORM APPROVED BY THE FUND (SEE ANNEX VI HERETO).

In Witness Whereof, the undersigned has hereby set his/her hand and the seal of [company].

Date:_________________  ___________________
                        [name, title]

II.    TO BE COMPLETED BY DISTRIBUTOR

    ( ) Properly completed irrevocable redemption order, including Index Series Order Sheet submitted before AMEX closing time.

    ( )  WEBS have been received into Transfer Agent Account.

This certifies that the attached Redemption Order has been:

    ( ) Accepted by the Fund-delivery of the attached listing of securities and cash per Index Series will occur per the procedures outlined in the prospectus and statement of additional information.

    ( )  Declined - Due to:  _________________________________________________

                             _________________________________________________

                             _________________________________________________


_______        _______      ____________________
Date           Time         Authorized Signature

                                                                     ANNEX V

    FOREIGN FUND, INC.

    FORM OF CERTIFIED AUTHORIZED PERSONS OF PARTICIPANT

    The following are the names, titles and signatures of all persons (each an "Authorized Person") authorized to give instructions relating to any activity contemplated by this Authorized Participant Agreement or any other notice, request or instruction on behalf of the Participant pursuant to this Authorized Participant Agreement.


Name:         __________________
Title:        __________________

Signature:    __________________


Name:         __________________
Title:        __________________

Signature:    __________________


Name:         __________________
Title:        __________________

Signature:    __________________


Name:         __________________
Title:        __________________

Signature:    __________________


    The undersigned, [name], [title], [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Authorized Participant Agreement by and among Foreign Fund, Inc, Funds Distributor, Inc and [name of Participant], dated [date] and that their signatures set forth above are their own true and genuine signatures.

In Witness Whereof, the undersigned has hereby set his/her hand and the seal of [company].

Date:         _________________   ___________________
                                  [name, title]

                                                                ANNEX VI

    FOREIGN FUND, INC.

    FORM OF AUTHORIZED PARTICIPANT'S
    STANDING REDEMPTION INSTRUCTIONS
    DATED: _______________


    The Participant hereby instructs the Fund, the Distributor, the Custodian and the relevant Subcustodian (if applicable) to deliver the Deposit Securities and other redemption proceeds, if any, of a Redemption Order with respect to each Index Series listed below into the account(s) in the applicable jurisdiction(s) listed below.

Index Series:           ________________
Account Name:           ________________
Account Number:         ________________
Other Reference Number: ________________


Index Series:           ________________
Account Name:           ________________
Account Number:         ________________
Other Reference Number: ________________


Index Series:           ________________
Account Name:           ________________
Account Number:         ________________
Other Reference Number: ________________


Index Series:           ________________
Account Name:           ________________
Account Number:         ________________
Other Reference Number: ________________

    The Participant hereby instructs the Fund, the Distributor and the Custodian to deliver the U.S. dollar denominated cash portion of the redemption proceeds, if any, of a Redemption Order into the following account:

Account Name:           ________________
Account Number:         ________________
Other Reference Number: ________________


    The undersigned, [name], [title], [company], does hereby certify that the information above constitutes the complete and accurate Standing Redemption Instructions for Redemption Orders relating to redemptions of Creation Units of WEBS of the Index Series for which Standing Redemption Instructions have been provided herein. The Participant acknowledges that it is authorized to submit a Redemption Order to redeem Creation Units of WEBS only with respect to Index Series in jurisdictions for which Standing Redemption Instructions have been provided to the Fund in writing. The Participant understands and agrees that the Distributor will instruct the Custodian or relevant Subcustodian to deliver, and the Custodian or relevant Subcustodian will deliver, Deposit Securities and any other redemption proceeds into the relevant account identified in these Standing Redemption Instructions.

In Witness Whereof, the undersigned has hereby set his/her hand and the seal of [company].

Date:_________________  ___________________
                        [name, title]
Pin Number:___________

                                                                     ANNEX VII

    FOREIGN FUND, INC.

    FUND SUBCUSTODIAN ACCOUNTS
    FOR DELIVERY OF DEPOSIT SECURITIES

    The subcustodian accounts into which a Participant should deposit the securities constituting the Deposit Securities of each Index Series are set forth below:

Australia Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Austria Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Belgium Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Canada Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


France Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


                                        VII-1

Germany Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Hong Kong Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Italy Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Japan Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Malaysia Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Mexico (Free) Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Netherlands Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


                                        VII-2

Singapore Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Spain Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Sweden Index Series:
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


Switzerland Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


United Kingdom Index Series
Account Name:           __________________
Account Number:         __________________
Other Reference Number: __________________


                                        VII-3